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                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                              51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 10, 2005

    Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. No assurance can be given that the Fund will be able to achieve its investment objectives.

    This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the prospectus for the Fund, dated November 10, 2005 ("Prospectus"). Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund or by calling The Altman Group, Inc. toll-free at 800-780 7438. The Prospectus is also available on the website of the Securities and Exchange Commission ("SEC") (http://www.sec.gov). The Prospectus also contains more complete information about the Fund. You should read it carefully before investing.

    Portions of the Fund's Annual and Semi-Annual Reports to Shareholders are incorporated by reference into this SAI. The Annual and Semi-Annual Reports accompany this SAI. You may obtain an additional copy of the Annual Report or the Semi-Annual Report to Shareholders without charge by calling 800-647 1568.

    The Prospectus and this SAI omit certain of the information contained in the registration statement relating to these securities filed with the SEC. These items may be inspected and copied at the SEC's public reference room in Washington, DC and are available on the SEC's website.

                               TABLE OF CONTENTS

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Additional Information About Investment Policies; Investment
  Limitations and Restrictions..............................      2
Strategic Transactions......................................      5
Organization of the Fund; Directors and Officers; Principal
  Holders and Management Ownership of Securities............     13
Proxy Voting Policies.......................................     23
Investment Advisory and Administration Arrangements.........     23
Portfolio Transactions......................................     28
Code of Ethics..............................................     29
Portfolio Turnover..........................................     29
Taxation....................................................     29
Additional Information......................................     34
Financial Information.......................................     35
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                          ADDITIONAL INFORMATION ABOUT
          INVESTMENT POLICIES; INVESTMENT LIMITATIONS AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

LEVERAGE AND BORROWING

    The Fund is authorized to borrow money for investment purposes, to pay dividends or to fund repurchases of its Shares in an amount up to 33 1/3% of its total assets (including the amount of the borrowing and any other indebtedness representing "senior securities" under the 1940 Act but reduced by any liabilities other than senior securities). The Fund also is authorized to borrow up to an additional 5% of its total assets (not including the amount borrowed) without regard to the foregoing limitation for temporary or emergency purposes (such as clearance of portfolio transactions, the payment of dividends and share repurchases). Borrowing constitutes leverage, a speculative technique. The Fund will only use leverage when UBS Global AM believes that such leverage will benefit the Fund after taking leverage risks into consideration.

    The net asset value of the Fund and the yield on its portfolio may be more volatile if it uses leverage, which may, in turn, result in increased volatility of the market price of the Fund's Shares. Leverage also creates interest expenses for the Fund, which will reduce the net income from its portfolio securities. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that the Fund will have to pay in connection with such leverage, the Fund's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of the Fund will be less than if leverage were not used, and therefore the amount available for distribution to stockholders will be reduced. The Fund expects that most of its leverage would be in the form of bank borrowings and reverse repurchase agreements if it were to employ leverage.

BRADY BONDS

    The Fund may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/ or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. The Fund normally purchases Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

    Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal, if any, at final maturity, (ii) the collateralized interest payments, if any, (iii) the uncollateralized interest payments, and (iv) any

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uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds generally are purchased and sold in secondary markets through US securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other Sovereign Debt in which the Fund invests are likely to be acquired at a discount.

CONVERTIBLE SECURITIES

    The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

    A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

CORPORATE DEBT INSTRUMENTS

    Corporate bonds are debt instruments issued by corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund may purchase corporate bonds subject to quality constraints. Investing in corporate debt instruments subjects the Fund to interest rate risk and credit risk.

ILLIQUID SECURITIES

    Illiquid securities may, but do not necessarily, include certain restricted securities. To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the SEC has adopted Rule 144A under the Securities Act of 1933 ("1933 Act"). Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

    The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will

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be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    The Board of Directors has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the Board. UBS Global AM will take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM will monitor the liquidity of restricted securities in the Fund's portfolio.

REPURCHASE AGREEMENTS

    The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

                             INVESTMENT LIMITATIONS

    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of such shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies. Under the Fund's fundamental investment limitations, the Fund may not:

    (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities.

    The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

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    (2) issue senior securities or borrow money, except as permitted under the
1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    The following interpretation applies to, but is not a part of, this fundamental restriction: The Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

    (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

    The Fund will not:

    (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

                             STRATEGIC TRANSACTIONS

    As discussed in the Prospectus, UBS Global AM may use a variety of financial instruments ("Hedging Instruments"), including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and interest rate protection transactions, to attempt to hedge the Fund's portfolio. The Fund also may use options and forward currency contracts to attempt to enhance income and realize gains, and use foreign currency futures contracts and options on futures contracts for such other purposes to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the

                                       5
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underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security prior to purchase. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    The Fund may purchase and write (sell) covered straddles on securities or indices of debt securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when UBS Global AM believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when UBS Global AM believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

    Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the CFTC. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxation."

    In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM expects additional opportunities to develop in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as the financial marketplace develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. UBS Global AM may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES

    The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

    (1) Successful use of most Hedging Instruments depends upon UBS Global AM's ability to predict movements of the overall securities, currencies and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global AM is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged

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investments. For example, if the Fund entered into a short hedge because UBS
Global AM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

    (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

    Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

    The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities, on indices of debt securities, futures contracts and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option the Fund has written declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. All or a portion of the assets used as cover for OTC options written by the Fund would be considered illiquid. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

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    The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

    Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    The Fund's ability to establish the close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

    If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

    The Fund may purchase and sell interest rate futures contracts, bond index futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of the Fund's portfolio. If UBS Global AM wishes to shorten the average duration of the Fund's portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

    The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in an account "initial margin" consisting of cash or obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to an open futures or options position. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes an option thereon, it is subject to daily variation calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or liquid securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

ADVISOR EXEMPTION.

    Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association, UBS Global AM is not deemed to be a "commodity pool operator" under the Commodity Exchange Act, and is not subject to registration or regulation as such under the Commodity Exchange Act.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

    The Fund may use options and futures on foreign currencies, as described above, and foreign currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which UBS Global AM believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

    The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

    Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS

    The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which UBS Global AM believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and UBS Global AM believes that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of hedging instruments will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

    The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

The Fund may use the following Hedging Instruments:

    OPTIONS ON DEBT SECURITIES AND CURRENCIES--A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or upon expiration. The writer of the put option, who receives the premium, has the obligation, upon exercise, to buy the underlying security or currency at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges.

    OPTIONS ON INDICES OF DEBT SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payment and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    DEBT SECURITY INDEX FUTURES CONTRACTS--A debt security index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

    DEBT SECURITY AND CURRENCY FUTURES CONTRACTS--A debt security or currency futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accomplished by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

    INTEREST RATE PROTECTION TRANSACTIONS--The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

    The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

    The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Accordingly, in as much as segregated accounts will be established with respect to such transactions, UBS Global AM and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

    The Fund will enter into interest rate protection transactions only with contra parties believed by UBS Global AM to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    CREDIT DEFAULT SWAPS--The Fund may invest in swap agreements. Swap agreements are two-party contracts for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Risks inherent in the use of swaps of any kind include:
(1) swap contracts may not be assigned without the consent of the counterparty;
(2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

    The Fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio. In a credit default swap, the buyer receives credit protection from the seller of the swap who guarantees the creditworthiness of the referenced securities. In the event of a default by the issuer of the referenced securities, the Fund would receive from the seller of the swap the par (or other agreed-upon) value of a referenced debt obligation. In return, the seller would receive from the Fund a periodic stream of payments over the term of the contract provided that no event of default has occurred. A credit default swap would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller of the swap may fail to satisfy its payment obligations to the Fund in the event of a default.

               ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Fund was incorporated under the laws of the state of Maryland on October 8, 1993. The Fund is governed by a Board of Directors which oversees the Fund's operations. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to the Fund's officers and to UBS Global AM, subject to the investment objectives and policies of the Fund and to general supervision by the Board.

    Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. Each Director who has attained the age of seventy-two
(72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each Director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or officer of the Fund, the Director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an officer, and other directorships held by such Director.

INTERESTED DIRECTORS

                                                     TERM OF
                                                    OFFICE AND
                                  POSITION(S)       LENGTH OF                                  NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS              HELD WITH           TIME        PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
           AND AGE                    FUND            SERVED         DURING PAST 5 YEARS             BY DIRECTOR
        -------------           ----------------   ------------   -------------------------   -------------------------
Margo N. Alexander+; 58         Director           Since 1996     Mrs. Alexander is           Mrs. Alexander is a
c/o UBS Global Asset                                              retired. She was an         director or trustee of
Management                                                        executive vice president    16 investment companies
51 West 52nd Street                                               of UBS Financial Services   (consisting of
New York, NY 10019                                                Inc. (from March 1984 to    33 portfolios) for which
                                                                  December 2002). She was     UBS Global AM or one of
                                                                  chief executive officer     its affiliates serves as
                                                                  (from January 1995 to       investment advisor,
                                                                  October 2000), a director   sub-advisor or manager.
                                                                  (from January 1995 to
                                                                  September 2001) and
                                                                  chairman (from March 1999
                                                                  to September 2001) of UBS
                                                                  Global AM (formerly known
                                                                  as Mitchell Hutchins
                                                                  Asset Management Inc.).

Meyer Feldberg++; 63            Director           Since 1996     Professor Feldberg is a     Professor Feldberg is a
Morgan Stanley                                                    senior advisor to Morgan    director or trustee of 30
1585 Broadway                                                     Stanley (financial          investment companies
33rd Floor                                                        services) (since March      (consisting of 47
New York, NY 10036                                                2005). He is also Dean      portfolios) for which UBS
                                                                  Emeritus and Sanford        Global AM or one of its
                                                                  Bernstein Professor of      affiliates serves as
                                                                  Leadership and Ethics at    investment advisor,
                                                                  Columbia Business School,   sub-advisor or manager.
                                                                  although on a two year
                                                                  leave of absence. Prior
                                                                  to July 2004, he was Dean
                                                                  and Professor of
                                                                  Management of the
                                                                  Graduate School of
                                                                  Business at Columbia
                                                                  University (since 1989).


        NAME, ADDRESS            OTHER DIRECTORSHIPS
           AND AGE                HELD BY DIRECTOR
        -------------           ---------------------
Margo N. Alexander+; 58         None
c/o UBS Global Asset
Management
51 West 52nd Street
New York, NY 10019
Meyer Feldberg++; 63            Professor Feldberg is
Morgan Stanley                  also a director of
1585 Broadway                   Primedia Inc.
33rd Floor                      (publishing),
New York, NY 10036              Federated Department
                                Stores, Inc.
                                (operator of
                                department stores),
                                Revlon, Inc.
                                (cosmetics), and
                                SAPPI, Ltd.
                                (producer of paper).

INDEPENDENT DIRECTORS

                                                     TERM OF
                                                    OFFICE AND
                                  POSITION(S)       LENGTH OF                                  NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS              HELD WITH           TIME        PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
           AND AGE                    FUND            SERVED         DURING PAST 5 YEARS             BY DIRECTOR
        -------------           ----------------   ------------   -------------------------   -------------------------
Richard Q. Armstrong; 70        Director and       Since 1995     Mr. Armstrong is chairman   Mr. Armstrong is a
c/o Willkie Farr & Gallagher    Chairman of the                   and principal of R.Q.A.     director or trustee of
LLP                             Board of                          Enterprises (management     16 investment companies
787 Seventh Avenue              Directors                         consulting firm) (since     (consisting of
New York, NY 10019-6099                                           April 1991 and principal    33 portfolios) for which
                                                                  occupation since March      UBS Global AM or one of
                                                                  1995).                      its affiliates serves as
                                                                                              investment advisor, sub-
                                                                                              advisor or manager.

David J. Beaubien; 71           Director           Since 2001     Mr. Beaubien is retired     Mr. Beaubien is a
84 Doane Road                                                     (since 2003). He was        director or trustee of
Ware, MA 01082                                                    chairman of Yankee          16 investment companies
                                                                  Environmental Systems,      (consisting of
                                                                  Inc., a manufacturer of     33 portfolios) for which
                                                                  meteorological measuring    UBS Global AM or one of
                                                                  systems (since 1991).       its affiliates serves as
                                                                                              investment advisor, sub-
                                                                                              advisor or manager.


        NAME, ADDRESS            OTHER DIRECTORSHIPS
           AND AGE                HELD BY DIRECTOR
        -------------           ---------------------
Richard Q. Armstrong; 70        None.
c/o Willkie Farr & Gallagher
LLP
787 Seventh Avenue
New York, NY 10019-6099
David J. Beaubien; 71           Mr. Beaubien is also
84 Doane Road                   a director of IEC
Ware, MA 01082                  Electronics, Inc., a
                                manufacturer of
                                electronic
                                assemblies.

                                                     TERM OF
                                                    OFFICE AND
                                  POSITION(S)       LENGTH OF                                  NUMBER OF PORTFOLIOS IN
        NAME, ADDRESS              HELD WITH           TIME        PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
           AND AGE                    FUND            SERVED         DURING PAST 5 YEARS             BY DIRECTOR
        -------------           ----------------   ------------   -------------------------   -------------------------
Richard R. Burt; 58             Director           Since 1995     Mr. Burt is chairman of     Mr. Burt is a director or
1275 Pennsylvania Ave., N.W.                                      Diligence LLC               trustee of 16 investment
Washington, D.C. 20004                                            (international              companies (consisting of
                                                                  information and security    33 portfolios) for which
                                                                  firm) and IEP Advisors      UBS Global AM or one of
                                                                  (international              its affiliates serves as
                                                                  investments and             investment information
                                                                  consulting firm).           advisor, sub-advisor or
                                                                                              manager.

William D. White; 71            Director           Since 2001     Mr. White is retired        Mr. White is a director
P.O. Box 19916                                                    (since 1994).               or trustee of 16
Upper Black Eddy, PA 18972                                                                    investment companies
                                                                                              (consisting of
                                                                                              33 portfolios) for which
                                                                                              UBS Global AM or one of
                                                                                              its affiliates serves as
                                                                                              investment advisor, sub-
                                                                                              advisor or manager.


        NAME, ADDRESS            OTHER DIRECTORSHIPS
           AND AGE                HELD BY DIRECTOR
        -------------           ---------------------
Richard R. Burt; 58             Mr. Burt is also a
1275 Pennsylvania Ave., N.W.    director of Hollinger
Washington, D.C. 20004          International Inc.
                                (publishing), HCL
                                Technologies, Ltd.
                                (software and
                                information
                                technologies), The
                                Central European
                                Fund, Inc., The
                                Germany Fund, Inc.,
                                IGT, Inc. (provides
                                technology to gaming
                                and waging industry).
                                He is also a director
                                or trustee of funds
                                in the Scudder Mutual
                                Funds Family
                                (consisting of
                                52 portfolios).
William D. White; 71            None
P.O. Box 19916
Upper Black Eddy, PA 18972

--------------------------
+ Mrs. Alexander is deemed an "interested person" of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.

++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

OFFICERS

                                                                             PRINCIPAL OCCUPATION(S)
                                                TERM OF OFFICE                DURING PAST 5 YEARS;
     NAME, ADDRESS           POSITION(S)        AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
        AND AGE            HELD WITH FUND        TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
     -------------         ---------------      --------------      -----------------------------------------
Joseph Allessie*; 40       Vice President       Since 2005          Mr. Allessie is a director and deputy
                           and Assistant                            general counsel at UBS Global Asset
                           Secretary                                Management (US) Inc. and UBS Global Asset
                                                                    Management (Americas) Inc. (collectively,
                                                                    "UBS Global AM--Americas region") (since
                                                                    2005). Prior to joining UBS Global AM--
                                                                    Americas region, he was senior vice
                                                                    president and general counsel of Kenmar
                                                                    Advisory Corp. (from 2004 to 2005). Prior
                                                                    to that Mr. Allessie was general counsel
                                                                    and secretary of GAM USA Inc., GAM
                                                                    Investments, GAM Services, GAM Funds,
                                                                    Inc. and the GAM Avalon Funds (from 1999
                                                                    to 2004). Such entities are affiliates of
                                                                    UBS Global AM--Americas region. Prior to
                                                                    joining GAM, Mr. Allessie was Regulatory
                                                                    Officer to the State of New Jersey,
                                                                    Department of Law and Public Safety,
                                                                    Bureau of Securities (from 1993 to 1999).
                                                                    Mr. Allessie is a vice president and
                                                                    assistant secretary of 20 investment
                                                                    companies (consisting of 86 portfolios)
                                                                    for which UBS Global AM--Americas region
                                                                    or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or
                                                                    manager.

W. Douglas Beck*; 38       President            Since 2005          Mr. Beck is an executive director and
                                                                    head of product development and
                                                                    management for UBS Global AM--Americas
                                                                    region (since 2002). From March 1998 to
                                                                    November 2002, he held various positions
                                                                    at Merrill Lynch, the most recent being
                                                                    first vice president and co-manager of
                                                                    the managed solutions group. Mr. Beck is
                                                                    president of 20 investment companies
                                                                    (consisting of 86 portfolios) for which
                                                                    UBS Global AM--Americas region or one of
                                                                    its affiliates serves as investment
                                                                    advisor, sub-advisor or manager, and was
                                                                    vice president of such investment
                                                                    companies from 2003 to 2005.

                                                                             PRINCIPAL OCCUPATION(S)
                                                TERM OF OFFICE                DURING PAST 5 YEARS;
     NAME, ADDRESS           POSITION(S)        AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
        AND AGE            HELD WITH FUND        TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
     -------------         ---------------      --------------      -----------------------------------------
Thomas Disbrow*; 39        Vice President       Since 2000          Mr. Disbrow is a director, head of retail
                           and Treasurer        (Vice               mutual fund operations and co-head of the
                                                President);         mutual fund finance department of UBS
                                                Since 2004          Global AM--Americas region. Prior to
                                                (Treasurer)         November 1999, he was a vice president of
                                                                    Zweig/Glaser Advisers. Mr. Disbrow is a
                                                                    vice president and treasurer of
                                                                    16 investment companies (consisting of
                                                                    33 portfolios) and vice president and
                                                                    assistant treasurer of four investment
                                                                    companies (consisting of 53 portfolios)
                                                                    for which UBS Global AM--Americas region
                                                                    or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or
                                                                    manager.

Mark F. Kemper**, 47       Vice President       Since 2004          Mr. Kemper is general counsel of UBS
                           and Secretary                            Global AM--Americas region (since July
                                                                    2004). Mr. Kemper also is an executive
                                                                    director of UBS Global AM--Americas
                                                                    region. He was deputy general counsel of
                                                                    UBS Global Asset Management (Americas)
                                                                    Inc. ("UBS Global AM--Americas") from
                                                                    July 2001 to July 2004. He has been
                                                                    secretary of UBS Global AM--Americas
                                                                    since 1999 and assistant secretary of UBS
                                                                    Global Asset Management Trust Company
                                                                    since 1993. Mr. Kemper is secretary of
                                                                    UBS Global AM--Americas region (since
                                                                    2004). Mr. Kemper is vice president and
                                                                    secretary of 20 investment companies
                                                                    (consisting of 86 portfolios) for which
                                                                    UBS Global AM--Americas region or one of
                                                                    its affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 37    Vice President       Since 2004          Ms. Kilkeary is an associate director
                           and Assistant                            (since 2000) and a senior manager (since
                           Treasurer                                2004) of the mutual fund finance
                                                                    department of UBS Global AM--Americas
                                                                    region. Ms. Kilkeary is a vice president
                                                                    and assistant treasurer of 16 investment
                                                                    companies (consisting of 33 portfolios)
                                                                    for which UBS Global AM--Americas region
                                                                    or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or
                                                                    manager.

                                                                             PRINCIPAL OCCUPATION(S)
                                                TERM OF OFFICE                DURING PAST 5 YEARS;
     NAME, ADDRESS           POSITION(S)        AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
        AND AGE            HELD WITH FUND        TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
     -------------         ---------------      --------------      -----------------------------------------
Joseph T. Malone*; 38      Vice President       Since 2004          Mr. Malone is a director and co-head of
                           and Assistant                            the mutual fund finance department of UBS
                           Treasurer                                Global AM--Americas region. From August
                                                                    2000 through June 2001, he was the
                                                                    controller at AEA Investors Inc. From
                                                                    March 1998 to August 2000, Mr. Malone was
                                                                    a manager within the investment
                                                                    management services practice of
                                                                    PricewaterhouseCoopers LLC. Mr. Malone is
                                                                    vice president and assistant treasurer of
                                                                    16 investment companies (consisting of
                                                                    33 portfolios) and vice president,
                                                                    treasurer and principal accounting
                                                                    officer of four investment companies
                                                                    (consisting of 42 portfolios) for which
                                                                    UBS Global AM--Americas region or one of
                                                                    its affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

Joseph McGill*; 43         Vice President       Since 2004          Mr. McGill is an executive director and
                           and Chief                                chief compliance officer at UBS Global
                           Compliance                               AM-- Americas region (since 2003). Prior
                           Officer                                  to joining UBS Global AM--Americas
                                                                    region, he was Assistant General Counsel
                                                                    at J. P. Morgan Investment Management
                                                                    (from 1999 to 2003). Mr. McGill is a vice
                                                                    president and chief compliance officer of
                                                                    20 investment companies (consisting of
                                                                    86 portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

John Penicook **; 47       Vice President       Since 2002          Mr. Penicook is a managing director and
                                                                    global head of fixed income of UBS Global
                                                                    AM--Americas region. Mr. Penicook is a
                                                                    vice president of three investment
                                                                    companies (consisting of three
                                                                    portfolios) for which UBS Global
                                                                    AM--Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

                                                                             PRINCIPAL OCCUPATION(S)
                                                TERM OF OFFICE                DURING PAST 5 YEARS;
     NAME, ADDRESS           POSITION(S)        AND LENGTH OF         NUMBER OF PORTFOLIOS IN FUND COMPLEX
        AND AGE            HELD WITH FUND        TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
     -------------         ---------------      --------------      -----------------------------------------
Eric Sanders*; 40          Vice President       Since 2005          Mr. Sanders is a director and associate
                           and Assistant                            general Assistant Secretary counsel of
                           Secretary                                UBS Global AM-Americas region (since
                                                                    July 2005). From 1996 until June 2005, he
                                                                    held various positions at Fred Alger &
                                                                    Company, Incorporated, the most recent
                                                                    being assistant vice president and
                                                                    associate general counsel. Mr. Sanders is
                                                                    a vice president and assistant secretary
                                                                    of 16 investment companies (consisting of
                                                                    86 portfolios) for which UBS Global AM--
                                                                    Americas region or one of its affiliates
                                                                    serves as investment advisor, sub-advisor
                                                                    or manager.

Uwe Schillhorn**; 41       Vice President       Since 2004          Mr. Schillhorn is an executive director,
                                                                    and head of emerging markets debt (since
                                                                    2004) of UBS Global AM--Americas region.
                                                                    Mr. Schillhorn is a vice president of two
                                                                    investment companies (consisting of two
                                                                    portfolios) for which UBS Global AM--
                                                                    Americas region or one of its affiliates
                                                                    serves as investment advisor, sub-advisor
                                                                    or manager.

Keith A. Weller*; 44       Vice President       Since 1995          Mr. Weller is an executive director and
                           and Assistant                            senior associate general counsel of UBS
                           Secretary                                Global AM--Americas region. Mr. Weller is
                                                                    a vice president and assistant secretary
                                                                    of 20 investment companies (consisting of
                                                                    86 portfolios) for which UBS Global AM--
                                                                    Americas region or one of its affiliates
                                                                    serves as investment advisor, sub-advisor
                                                                    or manager.

--------------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

              INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                            BY DIRECTOR FOR WHICH UBS GLOBAL AM OR AN
                               DOLLAR RANGE OF EQUITY        AFFILIATE SERVES AS INVESTMENT ADVISOR,
         DIRECTOR                SECURITIES IN FUND+                 SUB-ADVISOR OR MANAGER+
---------------------------  ---------------------------  ----------------------------------------------
INTERESTED DIRECTORS
  Margo N. Alexander                    None                             Over $100,000

  Meyer Feldberg                        None                             Over $100,000

INDEPENDENT DIRECTORS
  Richard Q. Armstrong                  None                             Over $100,000

  David J. Beaubien                     None                             Over $100,000

  Richard R. Burt                       None                             Over $100,000

  William D. White                      None                             Over $100,000

--------------------------
+ Information regarding ownership of shares of the Fund is as of December 31, 2004; information regarding ownership of shares in all registered investment companies overseen by Director for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2004.

                                   COMMITTEES

    The Fund has an Audit Committee and a Nominating and Corporate Governance Committee. The Audit Committee consists of Mr. Richard Q. Armstrong (chairperson), Mr. David J. Beaubien, Mr. Richard R. Burt and Mr. William D. White. The following Independent Directors are members of the Nominating and Corporate Governance Committee: Mr. Richard R. Burt (chairperson) and
Mr. William D. White.

    The Audit Committee is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and
(iii) approving, and recommending to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm. In furtherance of its duties, the Committee also is responsible for, among other things: receiving periodic reports from the Fund's independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the Fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing and discussing the Fund's audited annual financial statements with management and the Fund's independent registered public accounting firm; reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm encountered during the conduct of the audit; and reporting to the full Board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the Fund's audit or determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the Fund.

    The Audit Committee currently normally meets in conjunction with regular Board meetings, or more frequently as called by its chairperson. During the fiscal year ended October 31, 2004, the Audit Committee held six meetings.

    The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board. The Nominating and Corporate Governance Committee held three meetings during the fiscal year ended October 31, 2004. The Nominating and Corporate Governance Committee will consider nominees recommended by Shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The Shareholder's letter should state the nominee's name and should include the nominee's resume or CURRICULUM VITAE and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by the Shareholders.

    INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                  OR UNDER COMMON CONTROL WITH UBS GLOBAL AM.

    As of December 31, 2004, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

    Each Independent Director receives, in the aggregate from UBS Global AM Funds, an annual retainer of $70,000 and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit Committee receives annually $25,000. Effective October 1, 2004, the chairperson of the Nominating and Corporate Governance Committee receives annually $15,000. Effective October 1, 2004, the Chairman of the Board receives annually $30,000. (If a board member simultaneously holds more than one position on the Board, he or she is paid only the higher of the fees otherwise payable for these positions.) The foregoing fees will be allocated among all UBS Global AM Funds (or each relevant fund in the case of a special meeting) as follows:
(i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expense divided by number of funds). No officer, Director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All Board members are reimbursed for expenses incurred in attending meetings.

    The table below includes certain information relating to the compensation of the Fund's current board members and the compensation of those Board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+

                                           AGGREGATE         TOTAL COMPENSATION FROM THE
                                          COMPENSATION            FUND AND THE FUND
        NAME OF PERSON, POSITION           FROM FUND*                 COMPLEX**
----------------------------------------  ------------       ---------------------------
Richard Q. Armstrong,
  Director..............................     $2,663                    $150,875
David J. Beaubien,
  Director..............................      2,278                     129,000
Richard R. Burt,
  Director..............................      2,245                     127,000
Meyer Feldberg++,
  Director..............................      2,452                     249,000
William D. White,
  Director..............................      2,278                     129,000

--------------------------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; Board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the Funds.

++ Until March 1, 2005, Professor Feldberg was an independent board member and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the funds due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager.

* Represents total fees paid by the Fund to each board member indicated for the fiscal year ended October 31, 2004.

** Represents fees paid during the calendar year ended December 31, 2004 to each Independent Board member by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien, Burt and White; and (b) 31 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS Fund complex has a bonus, pension, profit sharing or retirement plan.

     PRINCIPAL HOLDERS OF SECURITIES AND MANAGEMENT OWNERSHIP OF SECURITIES

    As October 25, 2005, directors and officers of the Fund owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 25, 2005, none of the persons on whose behalf those Shares were held was known by the Fund to own 5% or more of the Fund's Shares.

                             PROXY VOTING POLICIES

    The Board of the Fund believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Fund's investment advisor, UBS Global AM.

    The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made towards them, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

    When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase Shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management;
(2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control;
(4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of registered public accounting firms.

    UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

    You may obtain information about the Fund's proxy voting decisions, without charge, by contacting the Fund directly at 1-800-647 1568, online on the Fund's website (www.ubs.com/ubsglobalam-proxy), or on the EDGAR database on the SEC's website (http://www.sec.gov).

              INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS

    UBS Global AM is the Fund's investment adviser and administrator pursuant to a contract dated September 30, 1993 with the Fund ("Advisory and Administration Contract"). Pursuant to the Advisory and Administration Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, UBS Global AM supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, Shareholders and regulatory authorities.

    Under the Advisory and Administration Contract, the Fund pays UBS Global AM a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 1.25% of the Fund's average weekly net assets for the first $200 million of assets under management and 1.00% of the Fund's average weekly net assets for amounts above $200 million.

    During the fiscal years indicated, the Fund paid (or accrued) the following investment advisory and administration fees:

                                 FISCAL YEARS ENDED OCTOBER 31,
-------------------------------------------------------------------------------------------------
             2004                             2003                             2002
-------------------------------  -------------------------------  -------------------------------
          $3,869,604                       $3,730,496                       $3,488,011

    In addition to the payments to UBS Global AM under the Advisory and Administration Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(2) fees payable to and expenses incurred on behalf of the Fund by UBS Global AM; (3) organizational and offering expenses of the Fund, whether or not advanced by UBS Global AM; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal securities laws and/or state laws; (5) fees and salaries payable to the Fund's Directors and officers who are not interested persons of the Fund or UBS Global AM; (6) all expenses incurred in connection with the Fund's Directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Directors of the Fund who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents (including any lending agent);
(12) costs of preparing share certificates; (13) expenses of setting in type, printing and mailing reports and proxy materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and Shareholders) incurred by the Fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (17) the costs of investment company literature and other publications provided by the Fund to its Directors and officers; (18) costs of mailing, stationery and communications equipment; (19) charges and expenses of any outside pricing service used to value portfolio securities; (20) interest on borrowings of the Fund; (21) fees and expenses of listing and maintaining any listing of the Fund's Shares on any national securities exchange; (22) expenses incident to any dividend reinvestment plan; and (23) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT

    BACKGROUND. At a meeting of the Fund on July 20, 2005, the members of the Board, including the Independent Directors as defined in the 1940 Act, as amended, considered and approved the continuance of the Investment Advisory and Administration Contract for the Fund. In preparing for the meeting, the Board members had requested and received information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Fund. The Board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled Board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract. Subsequently, the Chairman of the Board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the Board meeting. The Independent Directors also met for several hours the evening before the Board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of Board members in considering approval of advisory and administration contracts. In its consideration of the approval of the Advisory and Administration Contract, the Board, including the Independent Directors, considered the following factors:

    NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT. The Board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Global AM under the Advisory and Administration Contract during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The Board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The Board's evaluation of the services provided by UBS Global AM took into account the Board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

    The Board had available to it the qualifications, backgrounds and responsibilities of the Fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and recognized that these persons report to the Board regularly, some at every Board meeting. The Board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

    The Board reviewed how transactions in Fund assets are effected. In conducting its review, the Board had available UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's soft dollar policies and practices, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

    The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, to the Fund under the Advisory and Administration Contract.

    FUND PERFORMANCE. The Board received and considered performance information of the Fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and ten-year periods ended May 31, 2005 and since inception. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance.

    The comparative Lipper information showed that the Fund's NAV performance as compared against the Performance Universe was consistently at or below average for the comparative periods. Specifically, the Fund's NAV performance was in the third quartile for the one-year period and since the Fund's inception and in the fourth quartile for the three-, five- and ten year periods. The Board in its review noted that more than three-quarters of the Performance Universe utilized leverage, most in excess of twenty percent (20%), allowing for amplified returns in this prolonged bull market, but with an increased level of risk. Management explained that the Fund, which has a lower beta/duration (risk profile), has underperformed its peers during this period, although it has outperformed on corrections, as might be expected with a lower beta/duration. The Board also noted that the Fund has performed on par with its peer group since the inception of the Fund. Based on its review, the Board concluded that the Fund's investment performance was satisfactory.

    MANAGEMENT FEE AND EXPENSE RATIO. The Board reviewed and considered the contractual advisory and administration fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The Board also reviewed and considered the actual fee rate (the "Actual Management Fee") paid by the Fund.

    Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper (the "Expense Group").

    In connection with its consideration of the Fund's management fees, the Board also received information on an affiliate of UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The Board noted that these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds versus such accounts, the differences in the levels of services required by closed-end funds and such accounts and the memorandum provided by the Fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons.

    The comparative Lipper information showed that the Fund's Contractual Management Fee and Actual Management Fee were in the last quintile in the Fund's Expense Group and was the highest in its Expense Group (i.e., sixth out of six for the periods included in the Lipper report). In addition, the Board noted that the Fund's total expenses were in the third quintile in its Expense Group for the comparison period. The Board noted that although the Fund had a high Contractual Management Fee and Actual Management Fee, the Fund's total expenses were average in comparison with the Fund's Expense Group, resulting from below average nonmanagement fees.

    After further discussion, the Board requested that management consider the possibility of instituting a breakpoint for the Fund, particularly in light of the Fund's proposed rights offering. After further discussion, management recommended, and the Board approved, that the Fund's management fee, currently 1.25%, be revised to provide for a breakpoint such that the Fund's management fee would remain at 1.25% of the Fund's average weekly net assets ("average net assets") for the first $200 million of assets under management and be reduced to 1.00% of the Fund's average net assets for amounts above $200 million.

    Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Advisory and Administration Contract.

    ADVISOR PROFITABILITY. The Board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the UBS New York Fund complex as a whole. In addition, the Board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

    ECONOMIES OF SCALE. The Board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders.

    In conducting its review, the Board noted that the Fund's Contractual Management Fee did not currently contain any breakpoints but that management had proposed, and the Board had approved, the institution of a breakpoint in the Fund's management fee, as described above. As the Fund's current asset level exceeded the breakpoint, and as any increase in assets due to the proposed rights offering would incur the management fee at the level above the breakpoint, the Board determined that actual economies of scale (on a going forward basis) existed in the form of the breakpoint to the Contractual Management Fee. Management also noted that, if the proposed rights offering is completed, to the extent fixed costs are spread over more assets, the Fund's shareholders may receive a marginal benefit from economies of scale.

    Generally, in light of information provided and discussed, the Board believed that UBS Global AM's sharing of current economies of scale with the Fund was acceptable.

    OTHER BENEFITS TO UBS GLOBAL AM. The Board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

    In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

    In light of all of the foregoing, the Board approved the Advisory and Administration Contract to continue for another year.

    In making its decision, the Board identified no single factor as being determinative in approving the Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The Board discussed the proposed continuance of the Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

    PORTFOLIO MANAGER. UBS Global AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Schillhorn is the lead portfolio manager for the Fund.

    The following table provides information relating to other accounts managed by Mr. Schillhorn as of October 31, 2004.

                                                              REGISTERED   OTHER POOLED
                                                              INVESTMENT    INVESTMENT     OTHER
                                                              COMPANIES      VEHICLES     ACCOUNTS
                                                              ----------   ------------   --------
Number of Accounts Managed..................................       3             10           *9
Number of Accounts Managed with Performance-Based Advisory
Fees........................................................    None           None         None
Assets Managed (in millions)................................     $330          $700         $350
Assets Managed with Performance--Based Advisory Fees
(in millions)...............................................    None           None         None

--------------------------
*   approximately

    The management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

    If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

    The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the Fund have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

    The compensation received by portfolio managers at UBS Global AM, including Mr. Schillhorn, includes a base salary and incentive compensation based on their personal performance. UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global AM's clients. Overall compensation can be grouped into four categories:

    - Competitive salary, benchmarked within the market to maintain competitive compensation opportunities.

    - Annual bonus, tied to individual contributions and investment performance.

    - UBS equity awards, promoting company-wide success and employee retention.

    - Additional specialized programs.

    BASE SALARY is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

    ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns the investment professionals' interests with those of UBS Global AM's clients.

    UBS AG EQUITY. Senior investment professionals, such as Mr. Schillhorn, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

    Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global AM feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

    ADDITIONAL PLANS. UBS Global AM offers more executive plans on an ad hoc basis for the top 2% - 5% of its senior management. These plans are designed to align individual performance to longer term decision performance and offer greater compensation potential as the firm's value increases over time.

    As of the date of this SAI, Mr. Schillhorn did not own shares of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Subject to policies established by the Board, UBS Global AM is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

    During the fiscal years ended October 31, 2004, October 31, 2003 and
October 31, 2002, the Fund paid $33,794, $0 and $0, respectively, in brokerage commissions. Typically, the Fund has not allocated any brokerage transactions for research, analysis, advice and similar services. None of the amount of brokerage commissions for the fiscal year ended October 31, 2004 relate to research services or any other soft dollar type services. Investment decisions for the Fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

                                 CODE OF ETHICS

    The Fund and UBS Global AM, the Fund's investment advisor and administrator, have adopted a code of ethics under rule 17j-1 of the 1940 Act ("Code of Ethics"). The Code of Ethics establishes standards by which certain personnel covered by the rule may invest in securities that may be purchased or held by the Fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

    The Code of Ethics may be reviewed and copied at the Public Reference
Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                               PORTFOLIO TURNOVER

    The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when UBS Global AM deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year. For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002 the Fund's portfolio turnover rates were 140%, 53% and 57%, respectively.

                                    TAXATION

GENERAL

    The following discussion of federal income tax consequences is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects thereon of state, local and foreign tax laws and any proposed tax law changes.

    To qualify to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least

90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, income from certain qualified publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or income from certain qualified publicly traded partnerships. If the Fund failed to qualify to be taxed as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its Shareholders) and all distributions out of its earnings and profits would be taxable to its Shareholders as dividends (that is, ordinary income).

    Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

    If the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss), it may designate the retained amount as undistributed capital gains in a notice to its Shareholders. If the Fund makes such a designation, it will be required to pay federal income tax on the undistributed gains ("Fund tax") and each Shareholder subject to federal income tax (1) will be required to include in income, as long-term capital gains, his or her proportionate share of the undistributed gains, (2) will be allowed a credit or refund, as the case may be, for his or her proportionate share of the Fund tax and (3) will increase the tax basis of his or her Shares by the difference between the included income and such share of the Fund tax.

    A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Shares) may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from US corporations. However, dividends received by a corporate Shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

    If the Fund has both Shares (i.e., common stock) and preferred stock outstanding, it intends to designate distributions made to each such class in any year as consisting of no more than each class' proportionate share of particular types of income based on the total distributions paid to each class for the year, including distributions out of net capital gain.

    Income from investments in foreign securities, and gains realized thereon, may be subject to foreign withholding or other taxes. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

DISTRIBUTIONS

    Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether paid in cash or invested in Fund Shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from US corporations, and if other applicable requirements are met. However, the Fund does not expect to derive a material amount of dividend income from US corporations. Furthermore, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

    Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. These rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income the Fund earned by investing in bonds and other debt instruments will not generally qualify for the lower rates. The Fund does not expect to derive a material amount of qualified dividend income that would be eligible for the 15% rate.

    Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received. Distributions by the Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by the Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

    Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the Distribution Requirements.

    If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

PASSIVE FOREIGN INVESTMENT COMPANIES

    The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "US shareholders," defined as US persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a US shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its Shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its Shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if those earnings and gain are not distributed to the Fund by the qualified electing fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements for making the election.

    The Fund may elect to "mark to market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark to market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

STRATEGIES USING DERIVATIVE INSTRUMENTS

    Strategies using derivative instruments, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income and/or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

    If the Fund has an "appreciated financial position" generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time.

    A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

SALE OR OTHER DISPOSITION OF SHARES

    Upon the redemption, sale or exchange of his or her Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, which generally may be eligible for reduced Federal tax rates (for Shareholders who are individuals), depending on the Shareholder's holding period for the Shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund's Shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares.

BACKUP WITHHOLDING

    The Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require,
(2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

    Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign Shareholder"), depends on whether the income from the Fund is "effectively connected" with a US trade or business carried on by such Shareholder.

    If the income from the Fund is not effectively connected with a US trade or business carried on by a foreign Shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to US withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign Shareholders. Such a foreign Shareholder would generally be exempt from US federal income tax on gains realized on the sale of Shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends.

    Under recently enacted legislation, the Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains, and such designated distributions would generally not be subject to US tax withholding; however, the Fund has decided as of the date of this Statement of Additional Information not to maintain the detailed information necessary for such treatment. The new provision would have applied with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. It should be noted that the provision will not have eliminated all withholding on distributions by the Fund to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than US source interest would still be subject to withholding. Foreign currency gains, foreign source interest and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors.

    If the income from the Fund is effectively connected with a US trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations.

    The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with

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respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

    Distributions also may be subject to state, local and foreign taxes. This discussion does not purport to deal with all of the tax consequences applicable to Shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             ADDITIONAL INFORMATION

SHARE REPURCHASES AND TENDER OFFERS

    As discussed in the Prospectus, the Fund's Board of Directors may tender for Common Stock to reduce or eliminate the discount to net asset value at which the Common Stock might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if: (1) such transactions, if consummated, would
(a) result in the delisting of the Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or (b) impair the Fund's status as a RIC (which would eliminate its eligibility to deduct dividends paid to its stockholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of stockholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase the Common Stock; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if Common Stock was repurchased. The Board of Directors may modify these conditions in light of experience.

CUSTODIAN

    JP Morgan Chase Co., serves as custodian of the Fund's assets held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in securities of foreign countries, is held by its subcustodians in accordance with the rules of the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Fund's independent registered public accounting firm.

LEGAL MATTERS

    The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, counsel to the Fund, has passed upon the legality of the Shares offered by the Fund's Prospectus. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, LLP 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

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                             FINANCIAL INFORMATION

    The Fund's audited financial statements and independent registered public accounting firm's report thereon, appearing in the Fund's Annual Report to Shareholders for the period ending October 31, 2004, and the Fund's unaudited financial statements appearing in the Fund's Semi-Annual Report to Shareholders for the period ending April 30, 2005 are incorporated by reference in this Statement of Additional Information. The Fund's Annual and Semi-Annual Reports to Shareholders are available upon request and free of charge by calling the Fund at 800-647 1568.

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